                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-21419


                                SPARX Funds Trust

               (Exact name of registrant as specified in charter)


                  360 Madison Avenue, New York, New York, 10017

               (Address of principal executive offices) (Zip code)


                               James W. Cox, Esq.
                     SPARX Investment & Research, USA, Inc.
                               360 Madison Avenue
                            New York, New York 10017
                     (Name and address of agent for service)



Registrant's telephone number, including area code:  (212) 452-5000


Date of fiscal year end: October 31


Date of reporting period: October 31, 2005


Item 1 - Reports to Stockholders.

SPARX JAPAN FUND [LOGO]


OCTOBER 31, 2005


ANNUAL REPORT

SPARX Japan Fund

LETTER TO SHAREHOLDERS

OCTOBER 31, 2005
DEAR INVESTORS:

FUND COMMENTARY
For the 12-month period ended October 31, 2005, the Investor Shares of the SPARX Japan Fund had a total return of 38.36% (and an increase in the net asset value from $13.28 to $17.41, net distributions) and the Institutional Shares of the Fund had a total return of 38.41% (and an increase in the net asset value from $13.31 to $17.44, net distributions) while the TOPIX rose 22.29% and 34.38% in dollar and yen terms, respectively, over the same period.1 Please see the Fund overview following this letter for more detailed information about the Fund's performance. The performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit the Fund's website at www.sparxfunds.com.

Last year, results in the Fund were achieved primarily by identifying potential beneficiaries from the apparent end of deflation in Japan, particularly issuers that focus on Japanese business rather than internationally, such as banks, retailers and services. Two of Japan's major banks, Sumitomo Mitsui Financial Group2 and Mizuho Financial Group,2 performed well as investors, in our opinion, envisioned a scenario of rising loan rates and outstanding loan balances. Construction machinery manufacturers also contributed to Fund performance due to strong ongoing worldwide demand for construction equipment from North America and the BRICs (or Brazil, Russia, India and China). Robust sales in emerging countries reflected our initial investment rationale that historically high commodity prices should stimulate the need for infrastructure building in those regions over the long run.

Negative contributors to Fund performance included Nexus,2 the marketing agent for Softbank's2 new fixed-line service. Nexus fell sharply after Softbank's CEO commented that new subscriptions were trending below their forecasts due to connection problems. We reduced the Fund's position in Nexus prior to the price decline after we re-examined the company's earnings outlook, and found it to be lower than we expected. In May, we sold all positions with which we had concerns regarding stock-price volatility resulting from uncertain earnings. Konica Minolta Holdings2 was another poor performer in the portfolio. We were optimistic about its medium-term growth prospects for its copy machines; however, after further research on the company, we found management was planning to increase its research and development cost in order to expand its market share rather than focusing more on its profitability. We sold all shares in September to switch to other investment opportunities.

We continued to hedge the Fund's dollar-yen currency relationship resulting in periodic realized gains due to currency fluctuations during the reporting period. As the dollar rose significantly during the period (demonstrated above by the differential in the TOPIX return, as stated in dollar and yen terms), currency gains realized from the Fund's currency hedging contributed significantly to total return.

The Fund also participated in certain IPOs (initial public offerings) during the past year ended October 31, 2005. Performance impact of these IPOs on the Fund's total return was not significant during the fiscal year. However, the effect of IPO investments on the Fund's performance since inception has been significant. WHILE THE FUND MAY INVEST FROM TIME-TO-TIME IN IPOS THAT MEET ITS INVESTMENT CRITERIA, WE REMIND INVESTORS TO BE AWARE THAT THE IPO PERFORMANCE EFFECT ON THE FUND MAY NOT BE AS LARGE IN THE FUTURE.

MARKET COMMENTARY
The Japanese stock market, as measured by the TOPIX, rose 22.29% and 34.38% in dollar and yen terms, respectively, for the 12-month period ended October 31, 2005.

At the start of the period, the market was sluggish, especially for export-oriented companies that were affected by external factors such as appreciation of the yen, rising oil prices, concerns about the U.S. economy and slowing exports to China. The market hit a low in May due to various factors, including China's anti-Japan demonstration triggered by Japan's bid for the UN Security Council and other historical and territorial issues between Japan and China, and a slowdown in profit growth forecasts by companies with March fiscal year-ends.

Since the latter half of May, however, positive macroeconomic figures started to support the market. For example, first quarter real GDP estimates exceeded the market consensus, household income continued to improve and robust capital expenditure plans were recognized in the Bank of Japan's ("BOJ") Tankan survey. The market began an upward trend supported by a sense of optimism for the domestic economy and robust earnings results, with the yen weakening against the U.S. dollar, and the government announcing an upward revision in the economic forecast. On a microeconomic level, some companies were anticipating renewed historically high profits.

While some external issues weighed on the market, Japan's domestic economy continued to show signs of a structural recovery. In the first half of 2005, the symbolic event in corporate Japan was an unsolicited takeover bid for Nippon Broadcasting2 by livedoor, Co. Ltd.,2 a smaller, entrepreneurial internet company. Nippon Broadcasting is one of Japan's biggest radio networks, with a distorted capital structure, and the livedoor bid served as an alert to other companies that times have changed. We believe this event makes Japanese managements aware of the need to allocate capital efficiently to pursue shareholder value. Livedoor's actions evoked sensational media coverage that, more importantly, raised awareness and sensitivity among managements across Japan to the importance of shareholder value.

Investor sentiment continued to improve with the BOJ and the Japanese government issuing a more upbeat view of the economy in August. At the same time, the equity markets were whipsawed by political debate centered on Prime Minister Koizumi's postal reform initiative. In early August, the Japanese equity market experienced a correction caused by uncertainties surrounding the proposed post office privatization bill. The market rebounded sharply after the bill was defeated and Koizumi decided to dissolve the Lower House of the Diet. The strong momentum carried over into September, particularly in large-cap stocks, due to the landslide victory of the Liberal Democratic Party ("LDP") in the Lower House general election. Optimism is spreading that various reforms, including the privatization of Japan Post, will occur because the Koizumi-led coalition won the trust of voters and captured over half the seats in the Lower House of the Diet.

While the valuations in Japanese equity markets increased since the recent market low in May, our research indicates that Japanese corporations are only slightly leveraged considering the ultra-low interest rates. We believe there is still room for the market to expand as companies can afford to borrow more to lower their cost of capital.

MARKET OUTLOOK AND INVESTMENT STRATEGY
The Fund invested in Suzuki Motor Corp.2 in August as a potential beneficiary of growth in developing markets. About 40% of Suzuki's operating profits come from developing markets, primarily in Asia. We believe that the company will benefit from the recent high price of oil with its focus on fuel-efficient compact cars in the domestic market.

Due to recent high prices of natural resources such as crude oil, we are seeking out businesses that offer products or services that can lower the consumption of energy. With Japan importing most of its energy resources, we believe that one of the country's strengths is developing ways to improve energy efficiency.

Our assessment of Japan's economy leads us to believe that companies will be able to increase earnings. Improved conditions in Japan have also attracted capital into the equity market. With many, including the BOJ, discussing the end of deflation, we continue efforts to discover more promising companies across the market capitalization spectrum. From the viewpoint of a longer time horizon, we are starting to focus on those Japanese companies that can maintain high margins and increase their unit sales in both developed and emerging markets with high future growth potential, such as China, India and Eastern Europe. In addition, we are seeking investment opportunities in companies that are taking steps to improve return on equity as well as efficiency of capital allocation. In reviewing this single-country investment, investors should consider carefully the risks and opportunities of investing in Japanese stocks.












1 Returns for the TOPIX take into account the reinvestment of dividends. The
  TOPIX, also known as the Tokyo Price Index, is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The Index is referred to for comparative purposes only and is not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

2 See the accompanying Portfolio of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter. Portfolio composition will change over time due to ongoing management of the Fund. References to the specific securities and their issuers and to sectors are for illustrative purposes only of sectors and securities in which the Fund may invest and are not intended to be, and should not be interpreted as, recommendations of the Fund, its adviser or distributor to purchase or sell securities. Portfolio holdings are subject to change daily.

SPARX Japan Fund Overview
AVERAGE ANNUAL TOTAL RETURNS*


                                                   One Year           Since Inception (10/31/03)
                                              9/30/05    10/31/05          9/30/05  10/31/05
--------------------------------------------------------------------------------------------------
SPARX Japan Fund - Institutional Shares       33.84%      38.41%           35.51%   35.73%
SPARX Japan Fund - Investor Shares            33.76%      38.36%           35.36%   35.55%
TOPIX**                                       25.23%      22.29%           16.37%   15.49%





The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.sparxfunds.com.

 * Total return measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Total return reflects aggregate change and is not annualized.

 **The TOPIX, also known as the Tokyo Price Index, is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. Returns shown for the TOPIX are calculated in JPY and take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund. You cannot invest directly in an index.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such waiver, the returns for the Institutional Shares and the Investor Shares are estimated to be 29.86%, 34.84%, 27.45%, 27.90% and 28.93%,
34.01%, 19.34%, 20.07% for the one year periods ended 9/30/05 and 10/31/05 and for the average annual periods from the inception on 10/31/03 through 9/30/05 and 10/31/05, respectively. THE FUND ACHIEVED A SIGNIFICANT PORTION OF ITS PERFORMANCE DURING THIS SHORT PERIOD SINCE INCEPTION DUE TO INVESTMENTS IN INITIAL PUBLIC OFFERINGS AND THE RELATIVELY SMALL SIZE OF THE FUND. Performance for the Investor Shares includes the effect of a 12b-1 fee in the amount of 0.25%. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors. Because of the Fund's concentration in securities issued by companies located in Japan, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Japan or affect Japanese markets, and the value of the Fund's shares may be more volatile than funds that do not similarly concentrate their investments. In addition, because the Fund's portfolio may hold securities of fewer issuers than other diversified funds, the Fund is more exposed to individual stock volatility and market pressures than funds investing in a larger number of securities.

GROWTH OF A $100,000 INVESTMENT


GROWTH OF A $100,000 INVESTMENT

[CHART]


                SPARX Japan Fund
              Institutional Shares          TOPIX**
-----------------------------------------------------------
10/31/04           $100000                 $100000
1/31/04             109500                  104437
4/30/04             142100                  113996
7/31/04             136400                  108453
10/31/04            133100                  109066
1/31/05             146827                  117892
4/30/05             146722                  114247
7/31/05             160559                  114969
10/31/05            184221                  113379






GROWTH OF A $10,000 INVESTMENT

               SPARX Japan Fund
               Investor Shares               TOPIX**
-----------------------------------------------------------
10/31/04            $10000                  $10000
1/31/04              10950                   10444
4/30/04              14200                   11400
7/31/04              13620                   10845
10/31/04             13280                   10907
1/31/05              14649                   11789
4/30/05              14649                   11425
7/31/05              16021                   11497
10/31/05             18375                   13338






The line graphs shown above for the Fund assumes an initial investment of $100,000 in the Institutional Shares and $10,000 in the Investor Shares made at the close of business on 10/31/03 (commencement of operations). The performance data and graphs do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

 **The TOPIX, also known as the Tokyo Price Index, is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. Returns shown for the TOPIX are calculated in JPY and take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund. You cannot invest directly in an index.

INVESTMENTS BY SECTOR

[CHART]

(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)

---------------------------------------------------------

BANKS                                        14.8%
COMMUNICATION                                 4.6%
ELECTRICAL APPLIANCES                         5.7%
FOODS                                         3.0%
MACHINERY                                     8.4%
NONFERROUS METALS                             3.3%
OTHER PRODUCTS                               12.5%
PHARMACEUTICALS                               3.6%
REAL ESTATE SERVICES                          5.7%
RETAIL TRADE                                  7.0%
RUBBER PRODUCTS                               4.3%
SERVICES                                      5.5%
TEXTILES & APPAREL                            3.1%
TRANSPORT EQUIPMENT                           5.7%
WHOLESALE TRADE                               4.6%
OTHER*                                        8.2%
---------------------------------------------------------



* All remaining sectors





--------------------------------------------------------------------------------
The SPARX Japan Fund proxy voting guidelines and a record of the Funds' proxy votes for the period ended June 30, 2005 are available without charge, upon request, by calling 1-800-632-1320 and on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the EDGAR database on the SEC's website at www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
--------------------------------------------------------------------------------

SPARX Japan Fund

EXPENSE EXAMPLE  (Unaudited)

FOR THE SIX MONTHS ENDED OCTOBER 31, 2005

As a shareholder of the SPARX Japan Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees (Investor class of shares only), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005 (the "period").

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the classes. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

SPARX Japan Fund

EXPENSES PAID DURING THE PERIOD



                                                INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------
                                                                          Expenses paid
                        Beginning account       Ending account value     during the period
                         value May 1, 2005        October 31, 2005    ended October 31, 2005(1)
----------------------------------------------------------------------------------------------------
Actual Example              $1,000.00                $1,255.60                 $7.11

Hypothetical Example,
assuming a 5% return
before expenses             $1,000.00                $1,018.70                 $6.36


                                                  INVESTOR SHARES
----------------------------------------------------------------------------------------------------
                                                                          Expenses paid
                        Beginning account       Ending account value     during the period
                         value May 1, 2005        October 31, 2005    ended October 31, 2005(1)
----------------------------------------------------------------------------------------------------
Actual Example              $1,000.00                $1,254.30                 $8.51

Hypothetical Example,
assuming a 5% return
before expenses             $1,000.00                $1,017.45                 $7.62



1 Expenses are equal to the Fund's annualized expense ratios (1.25% for the Institutional Shares, and 1.50% for the Investor Shares), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SPARX Japan Fund

PORTFOLIO OF INVESTMENTS

OCTOBER 31, 2005


SHARES                                                                   VALUE
--------------------------------------------------------------------------------

             COMMON STOCKS                         77.6%

             BANKS                                 11.5%
     68,500  Bank of the Ryukyus, Ltd.                                $2,188,461
     70,000  Hokuhoku Financial Group, Inc.                              288,741
        297  Mizuho Financial Group, Inc.                              1,974,459
        343  Sumitomo Mitsui Financial Group, Inc.                     3,160,474
      2,000  The Aichi Bank, Ltd.                                        256,448
     23,000  The Bank of Nagoya, Ltd.                                    206,579
        213  The Tokyo Star Bank, Ltd.                                   744,698
                                                                     -----------
                                                                       8,819,860
                                                                     -----------

             CHEMICALS                              1.2%
     18,000  Harima Chemicals, Inc.                                      105,559
    131,000  Taiyo Nippon Sanso Corp.                                    797,563
                                                                     -----------
                                                                         903,122
                                                                     -----------

             COMMUNICATION                          3.6%
        200  Nippon Telegraph & Telephone Corp.                          940,366
     29,900  NS Solutions Corp.                                          659,152
     32,000  Square Enix Co., Ltd.                                       884,564
     10,000  Zenrin Co., Ltd.                                            266,954
                                                                     -----------
                                                                       2,751,036
                                                                     -----------

             ELECTRICAL APPLIANCES                  4.4%
      9,600  Cosel Co., Ltd.                                             305,877
    110,000  Densei-Lambda K.K.                                        1,347,944
    42,000   Neomax Co., Ltd.                                          1,265,877
     10,000  Nidec Copal Electronics Corp.                                69,494
      3,200  Nidec Corp.                                                 187,109
      3,200  Nidec Corp. New*+                                           187,660
                                                                     -----------
                                                                       3,363,961
                                                                     -----------

             FISHERY, AGRICULTURE
             & FORESTRY                             1.6%
    300,000  Nippon Suisan Kaisha, Ltd.                                1,198,708
                                                                     -----------

             FOODS                                  2.3%
    149,000  Calpis Co., Ltd.                                          1,031,612
    104,000  Marukin Chuyu Co., Ltd.*                                    268,676
    180,000  Morinaga & Co., Ltd.                                        492,917
                                                                     -----------
                                                                       1,793,205
                                                                     -----------

SPARX Japan Fund

OCTOBER 31, 2005


  SHARES                                                                   VALUE
--------------------------------------------------------------------------------

             GLASS & CERAMICS
             PRODUCTS                               1.3%
     12,000  Nippon Electric Glass Co., Ltd.                            $228,891
    208,000  Taiheiyo Cement Corp.                                       748,710
                                                                     -----------
                                                                         977,601
                                                                     -----------

             MACHINERY                              6.5%
     37,300  Hitachi Construction Machinery Co., Ltd.                    706,652
     64,000  Iseki & Co., Ltd.                                           201,163
    114,000  Komatsu, Ltd.                                             1,509,856
     74,000  Mori Seiki Co., Ltd.                                        978,170
      2,000  Sasakura Engineering Co., Ltd.                               16,103
     41,200  Shima Seiki Manufacturing, Ltd.                             965,029
     15,800  THK Co., Ltd.                                               355,117
     50,000  Towa Corp.                                                  282,454
                                                                     -----------
                                                                       5,014,544
                                                                     -----------

             NONFERROUS METALS                      2.5%
    216,000  Sumitomo Metal Mining Co., Ltd.                           1,960,508
                                                                     -----------

             OTHER PRODUCTS                         9.7%
     30,400  Arrk Corp.                                                1,678,054
    100,000  Asics Corp.                                                 857,696
     38,400  Banpresto Co., Ltd.                                         992,034
     46,000  Fuji Seal International, Inc.                             1,378,515
     93,800  Namco Bandai Holdings, Inc.                               1,414,371
     47,500  Roland Corp.                                              1,106,458
                                                                     -----------
                                                                       7,427,128
                                                                     -----------

             PHARMACEUTICALS                        2.8%
     51,000  Daiichi Sankyo Co., Ltd.                                    926,674
     39,200  Hisamitsu Pharmaceutical Co., Inc.                          940,125
     39,000  Nippon Chemiphar Co., Ltd.*                                 289,834
                                                                     -----------
                                                                       2,156,633
                                                                     -----------

             PRECISION INSTRUMENTS                  1.3%
     13,400  Citizen Watch Co., Ltd.                                     101,546
      3,000  Hoya Corp.*+                                                104,112
        100  V Technology Co., Ltd.*                                     791,389
                                                                     -----------
                                                                         997,047
                                                                     -----------

SPARX Japan Fund

OCTOBER 31, 2005


  SHARES                                                                   VALUE
--------------------------------------------------------------------------------

             REAL ESTATE SERVICES                   4.4%
     25,200  Leopalace21 Corp.                                          $651,023
     38,000  Mitsui Fudosan Co., Ltd.                                    620,108
     13,800  Relo Holdings, Inc.                                         204,400
         80  Shoei Co., Ltd.                                               1,636
     35,500  Tokyu Livable, Inc.                                       1,904,543
                                                                     -----------
                                                                       3,381,710
                                                                     -----------

             RETAIL TRADE                           5.4%
     84,400  Chiyoda Co., Ltd.                                         1,668,013
      4,800  Fast Retailing Co., Ltd.                                    336,465
        173  Link Theory Holdings Co., Ltd.                              820,865
     32,700  Nafco Co., Ltd.                                           1,075,686
      5,400  Otsuka Kagu, Ltd.                                           156,245
      4,400  Ozeki Co., Ltd.                                             111,397
                                                                     -----------
                                                                       4,168,671
                                                                     -----------

             RUBBER PRODUCTS                        3.4%
     71,000  Bridgestone Corp.                                         1,442,928
    200,000  Toyo Tire & Rubber Co., Ltd.                              1,129,817
                                                                     -----------
                                                                       2,572,745
                                                                     -----------

             SERVICES                               4.3%
         38  Cerebrix Corp.*                                             569,386
         94  Gendai Agency, Inc.*                                        361,025
        544  Intelligence, Ltd.                                        1,072,775
      3,800  Kyoritsu Maintenance Co., Ltd.                              112,896
        235  Round One Corp.                                             928,870
     15,100  Sohgo Security Services Co., Ltd.                           249,012
                                                                     -----------
                                                                       3,293,964
                                                                     -----------

             TEXTILES & APPAREL                     2.4%
    300,000  Goldwin, Inc.*                                            1,030,786
     80,000  Japan Vilene Co., Ltd.                                      583,509
      5,000  Sanei-International Co., Ltd.                               211,410
                                                                     -----------
                                                                       1,825,705
                                                                     -----------

             TRANSPORT EQUIPMENT                    4.4%
     38,200  Nidec Tosok Corp.                                           445,735
    111,200  Suzuki Motor Corp.                                        1,905,602
     19,000  Toyota Motor Corp.                                          868,805
     37,000  T. RAD Co., Ltd.                                            192,766
                                                                     -----------
                                                                       3,412,908
                                                                     -----------

SPARX Japan Fund

OCTOBER 31, 2005


  SHARES                                                                 VALUE
--------------------------------------------------------------------------------

             WAREHOUSING & HARBOR
             TRANSPORTATION SERVICES                1.0%
     20,300  Kintetsu World Express, Inc.                               $437,029
        115  World Logi Co., Ltd.*                                       324,822
                                                                     -----------
                                                                         761,851
                                                                     -----------

             WHOLESALE TRADE                        3.6%
     42,000  BMB Corp.                                                   208,327
         90  Chip One Stop, Inc.*                                        251,884
     10,800  Cross Plus, Inc.                                            251,109
     15,200  Japan Medical Dynamic Marketing, Inc.                       157,465
     42,800  Misumi Corp.                                              1,676,986
     20,000  Wakita & Co., Ltd.                                          198,751
                                                                     -----------
                                                                       2,744,522
                                                                     -----------

             TOTAL COMMON STOCKS (Cost $55,587,762)                   59,525,429
                                                                     -----------

PRINCIPAL
AMOUNT VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS#

             UMB Bank Money                        15.1%
             Market Fiduciary, 2.17%
 $11,554,967 (Cost $11,554,967)                                       11,554,967
                                                                     -----------

             TOTAL INVESTMENTS                     92.7%
             (Cost $67,142,729)                                       71,080,396

             CASH AND OTHER
             ASSETS LESS LIABILITIES                7.3%               5,573,489
                                                                     -----------

             NET ASSETS                           100.0%             $76,653,885
                                                                     ===========

Japan Fund

OCTOBER 31, 2005



FORWARD CURRENCY CONTRACT OPEN AT OCTOBER 31, 2005
----------------------------------------------------------------------------------------
                              CONTRACT AMOUNT                CURRENCY      UNREALIZED
SETTLEMENT DATE         RECEIVE             DELIVER            VALUE          GAIN
----------------------------------------------------------------------------------------
Nov. 30, 2005      6,724,652,966 JPY    $58,665,302 USD     $58,103,884     $561,418
----------------------------------------------------------------------------------------
       Total                                                                $561,418


SUMMARY OF INVESTMENTS BY COUNTRY
----------------------------------------------------------------------------------------

                                   PERCENT OF
                                   INVESTMENT
COUNTRY                            SECURITIES                                 VALUE
----------------------------------------------------------------------------------------
Japan                                 83.7%                                $59,525,429
United States                         16.3                                  11,554,967
----------------------------------------------------------------------------------------
Total                                100.0%                                $71,080,396
----------------------------------------------------------------------------------------











*Non-income producing.
+When-issued security.
# Please note that the Fund received a particularly large number of purchase orders on the final trade date of the period. As a result, the short-term investments and cash position shown on the Fund's financial statements as of October 31, 2005 are larger than usual, pending settlement of the orders and investment of the proceeds in longer-term investments.

The accompanying notes are an intergral part of the financial statements.

SPARX Japan Fund

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2005


ASSETS
  Investments at value (cost $67,142,729)                                          $71,080,396
  Foreign currency (cost $373,682)                                                     372,067
  Receivable for investments sold                                                      465,725
  Receivable for capital stock sold                                                  9,352,546
  Interest and dividends receivable                                                    105,455
  Receivable from Adviser                                                               40,727
  Prepaid expenses and other assets                                                     32,297
  Unrealized gain on foreign currency exchange contracts                               561,418
                                                                                --------------

  Total assets                                                                      82,010,631
                                                                                --------------

LIABILITIES
  Due to Custodian                                                                      40,289
  Payable for shares redeemed                                                           29,538
  Payable for investments purchased                                                  5,135,015
  Accrued distribution fee                                                              13,090
  Accrued expenses                                                                     138,814
                                                                                --------------

  Total liabilities                                                                  5,356,746
                                                                                --------------

NET ASSETS                                                                         $76,653,885
                                                                                ==============

NET ASSETS CONSIST OF
  Paid-in-capital                                                                  $68,383,348
  Accumulated net investment income                                                  2,769,466
  Accumulated net realized gain on investments and
     foreign currency transactions                                                   1,007,183
  Net unrealized appreciation on investments and
     foreign currency translations                                                   4,493,888
                                                                                --------------

NET ASSETS                                                                         $76,653,885
                                                                                ==============

INSTITUTIONAL SHARES:
  Net assets                                                                       $53,166,369
  Shares outstanding ($0.001 par value, unlimited shares authorized)                 3,048,039
  Net asset value, offering and redemption price per share*                             $17.44
                                                                                ==============

INVESTOR SHARES:
  Net assets                                                                       $23,487,516
  Shares outstanding ($0.001 par value, unlimited shares authorized)                 1,348,748
  Net asset value, offering and redemption price per share*                             $17.41
                                                                                ==============


* See note 2.j. for information regarding redemption fees.


The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME
  Dividends from securities (net of $12,960 of non-reclaimable
     foreign withholding taxes)                                        $172,189
  Interest                                                               48,921
                                                                   ------------

  Total Investment Income                                               221,110
                                                                   ------------

EXPENSES
  Professional fees                                                     227,297
  Investment advisory fees                                              200,548
  Transfer agent fees and expenses - Institutional shares                17,945
  Transfer agent fees and expenses - Investor shares                     22,344
  Custody fees                                                           44,782
  Administrative and fund accounting fees                                38,899
  Federal and state registration fees - Institutional  shares            24,490
  Federal and state registration fees - Investor shares                  12,774
  Reports to shareholders - Institutional shares                         23,899
  Reports to shareholders - Investor shares                               9,952
  Insurance premiums                                                     23,948
  Trustees' fees                                                         56,261
  Distribution fees - Investor shares                                    13,655
  Miscellaneous expenses                                                 45,174
                                                                   ------------
  Total expenses before fee waivers and reimbursement                   761,968
  Fee waivers and expenses reimbursed                                  (497,627)
                                                                   ------------
     Net expenses                                                       264,341
                                                                   ------------
NET INVESTMENT LOSS                                                     (43,231)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                    1,172,508
  Net realized gain on foreign currency transactions                  2,607,493
  Change in unrealized appreciation/depreciation on investments
     and foreign currency translations                                4,225,111
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $7,961,881
                                                                    ===========


The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

STATEMENT OF CHANGES IN NET ASSETS


                                                                    Year Ended       Year Ended
                                                                     10/31/05        10/31/04
---------------------------------------------------------------------------------------------------

OPERATIONS
  Net investment loss                                                 $(43,231)       $(21,952)
  Net realized gain on investments                                   1,172,508         830,849
  Net realized gain/loss on foreign currency transactions            2,607,493        (166,443)
  Change in unrealized appreciation/depreciation on investments
     and foreign currency translations                               4,225,111         268,777
                                                                  -------------------------------

     Net increase in net assets resulting from operations            7,961,881         911,231
                                                                  -------------------------------

DISTRIBUTIONS
  From capital gains
     Institutional shares                                             (462,097)             --
     Investor shares                                                  (140,478)             --
                                                                  -------------------------------
       Total distributions                                            (602,575)             --

CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares
     Institutional shares                                           39,949,649       8,657,604
     Investor shares                                                19,807,351       2,695,921
  Proceeds from reinvestment of dividends
     Institutional shares                                              457,917            --
     Investor shares                                                   138,781            --
  Redemption of shares
     Institutional shares                                             (578,785)     (2,372,957)
     Investor shares                                                (1,232,202)       (186,315)
  Redemption fees                                                        3,784          42,600
                                                                  -------------------------------
     Net increase from capital share transactions                   58,546,495       8,836,853

TOTAL INCREASE IN NET ASSETS                                        65,905,801       9,748,084

NET ASSETS
  Beginning of year                                                 10,748,084       1,000,000
                                                                  -------------------------------
  End of year                                                      $76,653,885     $10,748,084
                                                                   ==============================
Undistributed net investment income                               $  2,769,466         $39,879



The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

STATEMENT OF CHANGES IN NET ASSETS
(CONT.)

                                          Year Ended       Year Ended
                                           10/31/05         10/31/04
-------------------------------------------------------------------------
TRANSACTIONS IN SHARES
  INSTITUTIONAL:
     Shares sold                           2,441,691         700,756
     Shares redeemed                         (40,837)       (179,151)
     Shares reinvested                        35,580              --
                                      -----------------------------------
     Net increase                          2,436,434         521,605
                                      ===================================

  INVESTOR:
     Shares sold                           1,227,662         200,591
     Shares redeemed                         (86,146)        (14,159)
     Shares reinvested                        10,800              --
                                      -----------------------------------
     Net increase                          1,152,316         186,432
                                      ===================================

The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE YEAR.

                                                     INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                  For the Year      For the Year
                                                      Ended             Ended
                                                    10/31/05          10/31/04
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net asset value, beginning of year                  $13.31            $10.00
                                                  ------------------------------

  INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                  (0.02)(a)         (0.04)
  Net realized and unrealized
     gain on investments                                4.87              3.25
                                                  ------------------------------
  Total from investment operations                      4.85              3.21
                                                  ------------------------------

  OTHER
  Distributions from capital gains                     (0.72)               --
  Redemption fees                                         --(b)           0.10

  NET ASSET VALUE, END OF YEAR                        $17.44            $13.31
                                                  ==============================
  Total Return                                        38.41%            33.10%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period
(in thousands)                                       $53,166            $8,139

  Ratio to average net assets:
  Expenses, net of waivers and reimbursements          1.25%             1.25%
  Expenses, before waivers and reimbursements          3.63%             9.07%
  Investment loss, net of waivers
     and reimbursements                              (0.15)%           (0.34)%
  Investment loss, before waivers
     and reimbursements                              (2.53)%           (8.16)%
  Portfolio turnover rate                                73%              125%


(a) Calculated based on average shares outstanding.
(b) Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE YEAR.


                                                     INVESTOR SHARES
--------------------------------------------------------------------------------
                                                  For the Year      For the Year
                                                      Ended             Ended
                                                    10/31/05          10/31/04
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA
  Net asset value, beginning of year                  $13.28            $10.00
                                                  ------------------------------

  INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                  (0.06)(a)         (0.08)
  Net realized and unrealized
     gain on investments                                4.90              3.26

  Total from investment operations                      4.84              3.18
                                                  ------------------------------

  OTHER
  Distributions from capital gains                     (0.71)               --
  Redemption fees                                         --(b)           0.10

  NET ASSET VALUE, END OF YEAR                        $17.41            $13.28
                                                  ==============================
  Total Return                                        38.36%            32.80%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (in thousands)             $23,488            $2,609

  Ratio to average net assets:
  Expenses, net of waivers and reimbursements          1.50%             1.50%
  Expenses, before waivers and reimbursements          4.24%            10.78%
  Investment loss, net of waivers
     and reimbursements                              (0.40)%           (0.59)%
  Investment loss, before waivers and reimbursements
                                                     (3.14)%           (9.87)%
  Portfolio turnover rate                                73%              125%

(a) Calculated based on average shares outstanding.

(b) Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2005

NOTE 1 - ORGANIZATION
SPARX Funds Trust (the "Trust") a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. SPARX Japan Fund (the "Fund") is a separate, diversified investment portfolio of the Trust. The Fund seeks long term capital appreciation. To pursue this objective, the Fund normally invests at least 80% of its assets in equity securities of Japanese companies. The Fund commenced operations on October 31, 2003.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

   A.  USE OF ESTIMATES
       The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

   B.  INVESTMENT VALUATION
       Equity securities are valued at the last reported sale price for the day of valuation. If there is no such reported sale and the valuation is based on the over-the-counter market, a security will be valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less may be valued at amortized cost, which approximates market value. If securities do not have readily available market quotations, including circumstances under which market prices are determined not to be accurate (such as events materially affecting the value of securities occurring between the time when market price is determined and calculation of the Fund's net asset value), such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect the affected portfolio securities' value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. In fair valuing a portfolio security, relevant factors that may be considered include, (i) acquisition cost; (ii) the nature and frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) the registered nature of the security and the nature and duration of any restrictions on disposition; and (v) the market price of comparable securities (of the issuer or a related issuer of comparable companies in the same industry having similar financial and credit characteristics) with no legal or contractual restrictions on resale.

SPARX Japan Fund

OCTOBER 31, 2005

       Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other investment companies to calculate their net asset values. Since the Fund invests in Japanese securities, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or redeem your shares.

       Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

   C.  SECURITIES TRANSACTIONS AND INVESTMENT INCOME
       Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis.

   D.  FEDERAL INCOME TAXES
       The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes.

   E.  SHARE CLASSES
       The Fund currently offers two classes of shares - Investor Shares and Institutional Shares. Each class is identical except for the minimum investment requirements and distribution fees which are charged to Investor Shares only. Each class has exclusive voting rights with respect to matters that affect their respective class.

       Investment income, realized and unrealized gains and losses are allocated to each class based on relative net assets. Expenses that are directly attributable to a specific class (which include distribution fees, transfer agent fees, registration fees, and reports to shareholders) are charged to that class and are separately disclosed in the statement of operations. Fund level expenses that are not directly attributable to a specific class are allocated to each class based on relative net assets.

   F.  FUND SHARE TRANSACTIONS
       The Fund calculates the net asset value ("NAV") of each class by taking the total value of its assets, subtracting its liabilities, and dividing by the number of shares of that class. The Fund calculates the NAV of each class once daily at 9:30 a.m. (Eastern Time) on days when the Fund is open for business.

SPARX Japan Fund

OCTOBER 31, 2005

       The price of the shares an investor purchases or redeems will be the next NAV of the relevant class after receipt of an order and accepted by the Fund's transfer agent, or a broker-dealer or other financial intermediary with the authority to accept orders on the Fund's behalf. A sales or redemption order must be received by 9:30 a.m. (Eastern Time) in order to receive the current day's NAV.

   G.  DISTRIBUTIONS TO SHAREHOLDERS
       Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions and sale of Passive Foreign Investment Company (PFIC). Accordingly, at October 31, 2005, reclassifications were recorded to decrease undistributed net realized gain by $2,772,818 and increase accumulated net investment income by $2,772,818 for the Fund.

   H.  FOREIGN CURRENCY
       Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains or losses. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors. Because of the Fund's concentration in securities issued by companies located in Japan, the Fund will be particularly subject to the risks of any adverse social, political, and economic events which occur in Japan or affect Japanese markets, and the value of the Fund's shares may be more volatile than funds that do not similarly concentrate their investments.

   I.  FORWARD CONTRACTS
       The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

   J.  REDEMPTION FEES
       The Fund may charge a 2.00% redemption fee for selling shares you have owned for 60 days or less. The redemption fee is treated as additional paid-in-capital and allocated to each class of shares based on relative net assets.

SPARX Japan Fund

OCTOBER 31, 2005

NOTE 3 - INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of the Fund, has an agreement (the "Advisory Agreement") with SPARX Investment & Research, USA, Inc. (the "Adviser"), with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. As compensation for its services to the Fund, the Adviser receives an investment advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund, which is accrued daily and paid monthly. As of August 19, 2005, the Adviser has entered into a sub-investment advisory agreement (the "Sub-Advisory Agreement") with SPARX Asset Management Co., Ltd. (the "Sub-Adviser") pursuant to which the Sub-Adviser is responsible for the day-to-day management of the Fund's investment portfolio. The Adviser pays the Sub-Adviser a fee at an annual rate of 0.60% of the Fund's average daily net assets. The Adviser has contractually agreed, until October 31, 2006, to waive receipt of its fees and/or assume expenses of the Fund so that the expenses of each class (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed 1.50% and 1.25% of the average daily net assets of the Investor Shares and Institutional Shares, respectively. For the year ended October 31, 2005, the Adviser waived investment advisory fees of $200,548 and reimbursed the Fund $297,079 for other expenses.

NOTE 4 - SHAREHOLDER SERVICING AND DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT The Trust has adopted a Shareholder Servicing and Distribution Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which Investor Shares bear an annual fee of 0.25% of the Investor Shares' average daily net assets for expenses incurred in connection with the distribution of Investor Shares and the provision of certain services relating to shareholder accounts of Investor Shares. The Trust has entered into a distribution agreement with UMB Distribution Services, LLC pursuant to which UMB Distribution Services, LLC, acts as agent for the distribution of shares of the Fund.

NOTE 5 - INVESTMENT TRANSACTIONS
The Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, was $58,992,041 and $14,259,469, respectively, for the year ended October 31, 2005.

SPARX Japan Fund

OCTOBER 31, 2005

NOTE 6 - FEDERAL INCOME TAX INFORMATION
At October 31, 2005, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

                  Cost of Investments                           $67,148,105
                                                              =============
                  Gross Unrealized Appreciation                  $5,390,723
                  Gross Unrealized Depreciation                  (1,458,432)
                                                              -------------
                  Net Unrealized Appreciation on Investments     $3,932,291
                                                              =============

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security tranactions.

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

                  Undistributed Ordinary Income                  $4,194,498
                  Undistributed Long-Term Capital Gain             $148,945
                  Unrealized Appreciation on Investments         $3,932,291
                  Unrealized Depreciation on Foreign Currency       $(5,197)
                                                              -------------
                  Total Accumulated Earnings                     $8,270,537
                                                              =============

The tax components of dividends paid during the years ended October 31, 2005 and October 31, 2004 were as follows:

                                     October 31, 2005           October 31, 2004
                                   ---------------------------------------------
  Ordinary Income                    $602,575                   $ --

SPARX Japan Fund

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF THE SPARX JAPAN FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the SPARX Japan Fund (the Fund), as of October 31, 2005, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondences with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SPARX Japan Fund at October 31, 2005, the results of its operations the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended in conformity with the U.S. generally accepted accounting principles.


                                                        /s/ERNST AND YOUNG LLP





Chicago, Illinois
December 2, 2005

SPARX Japan Fund

BOARD CONSIDERATION OF SUB-INVESTMENT ADVISORY AGREEMENT AND INVESTMENT ADVISORY AGREEMENT

SUB-INVESTMENT ADVISORY AGREEMENT

At a meeting held on June 22, 2005 (the "June Meeting"), the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), met in person and unanimously (i) approved the entry by the Adviser into the Sub-Investment Advisory Agreement with the Sub-Adviser (the "Sub-Advisory Agreement"), (ii) directed that the Sub-Advisory Agreement be submitted to the vote of Fund shareholders at a special meeting, and (iii) recommended that the shareholders of the Fund approve the Sub-Advisory Agreement. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and Sub-Adviser (together, the "Advisers"). The Sub-Advisory Agreement was approved by shareholders on August 19, 2005.

SERVICES PROVIDED

The representatives from the Advisers reviewed a presentation provided to the Board in advance of the meeting about the Sub-Adviser and its clients and outlined the global structure of the SPARX organization, including technology and operational support capabilities. The Trustees discussed the nature, extent and quality of the services proposed to be provided by the Sub-Adviser to the Fund. The Trustees considered the Sub-Adviser's research and portfolio management capabilities and compliance infrastructure, as reviewed at the meeting and as discussed in previous Board meetings, and that the Adviser would continue to provide oversight of day-to-day operations of the Fund. The Trustees considered that currently certain employees of the Sub-Adviser participate through the Adviser in providing investment advice to the Fund and that it is anticipated that these employees will continue to provide investment advice to the Fund, and that the Fund's investment operations will not change.

The Board also considered that the aggregate fees paid by the Fund under the Advisory Agreement and the proposed Sub-Advisory Agreement are identical in all respects to those paid under the Advisory Agreement currently, and that the Fund's shareholders will not pay any additional advisory fees if the proposed Sub-Advisory Agreement is approved.

COMPARATIVE PERFORMANCE AND FEES AND EXPENSES

The Trustees reviewed the Sub-Adviser's composite investment performance for other similar funds and accounts advised by the Sub-Adviser, compared with appropriate benchmarks/indices.

The Trustees also discussed the proposed sub-advisory fee to the Sub-Adviser and the Fund's advisory fee, which was proposed to be the same under the Advisory Agreement and the proposed Sub-Advisory Agreement as under the Advisory Agreement alone. Although the Adviser's advisory fee was not under review, the Board reviewed an independent report prepared by Lipper (the "June Lipper Report") analyzing the Fund's advisory fee, total expenses, brokerage commissions and portfolio turnover rate, among other data, as well as Fund performance, in each case as part of comparison groups chosen by Lipper. The Fund's advisory fee was shown to be in the range of

SPARX Japan Fund

BOARD CONSIDERATION OF
SUB-INVESTMENT ADVISORY AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (CONT.)

the median fee of the funds in the advisory fee comparison group, and its total expenses were below the median expenses in the total expense comparison group. The Fund's performance was shown to rank first out of the six funds in the performance comparison group.

A discussion of the sub-advisory fee to be charged and services to be provided under the proposed Sub-Advisory Agreement ensued. The Trustees agreed with the characterization by the representatives of the Advisers that the fee charged was reasonable in light of the services proposed to be provided by the Sub-Adviser. The Trustees also expressed satisfaction with the Fund's performance.

The Trustees also considered funds and accounts advised by the Sub-Adviser with similar investment objectives, policies and strategies ("Sub-Adviser Similar Accounts") as the Fund. The Trustees discussed the proposed fee paid to the Sub-Adviser compared to the fees paid to the Sub-Adviser by Sub-Adviser Similar Accounts. The Trustees reviewed the nature of the Sub-Adviser Similar Accounts and the differences, from the Sub-Adviser's perspective, in management of the different types of Sub-Adviser Similar Accounts as compared to management of the Fund. The Trustees considered the relevance of the fee information provided for Sub-Adviser Similar Accounts managed by the Sub-Adviser to evaluate the appropriateness and reasonableness of the proposed sub-advisory fees. A discussion ensued with respect to the Fund, as a consequence of which the Board recognized that any differences in fees paid by Sub-Adviser Similar Accounts was consistent with the differences in the services provided. The Board determined that the proposed sub-advisory fee rate would not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's-length bargaining, and concluded that the sub-advisory fee rate under the Sub-Advisory Agreement is fair and reasonable.

PROFITABILITY AND ECONOMIES OF SCALE

The presentation to the Board by representatives of the Advisers included information concerning the costs to and profits realized by the Adviser and its affiliates resulting from the Advisory Agreement. The Advisers' representatives stated that neither the Adviser nor its affiliates currently receive any significant indirect benefits from managing the Fund. The Trustees also considered potential benefits to the Sub-Adviser and its affiliates from the Sub-Adviser acting as sub-investment adviser to the Fund and the Adviser acting as investment adviser to the Fund. It was noted that neither of the Advisers obtains soft dollar research.

It was noted that the Adviser currently did not make any profit from its management of the Fund, and that the Adviser is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services. In addition, the Adviser's representatives noted that the Adviser is continuing to provide fee waivers and expense reimbursements for the Fund. Through

SPARX Japan Fund

BOARD CONSIDERATION OF
SUB-INVESTMENT ADVISORY AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (CONT.)

the fiscal year ending October 31, 2006, the Adviser agreed to waive its advisory fees or otherwise bear the expenses of the Fund to the extent the aggregate expenses of the Fund exceed 1.50% and 1.25% of the value of the Fund's Investor Shares' and Institutional Shares' average daily net assets, respectively.

Because a discussion of economies of scale should generally be predicated on increasing assets and the Fund's assets had not been increasing materially and since the Adviser had not realized profits from its management of the Fund, there were no economies of scale that were not being shared.

CONCLUSIONS AND DETERMINATIONS

The Independent Trustees considered the Sub-Adviser's research and portfolio management capabilities and compliance infrastructure, and the Adviser's oversight and supervision of the Sub-Adviser pursuant to the proposed Sub-Advisory Agreement.

The Independent Trustees also considered the discussion of the sub-advisory fee. They also referred to the discussion of the advisory fee paid to the Adviser by the Fund, noting that the Fund would not pay any additional advisory fees if the proposed Sub-Advisory Agreement were approved. The Independent Trustees also referenced discussions of potential benefits to the Sub-Adviser and its affiliates from the Sub-Adviser acting as sub-adviser to the Fund.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to approval of the Sub-Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  o The Board concluded that the nature, extent and quality of the services to be provided by the Sub-Adviser are adequate and appropriate.

  o The Board concluded that under the proposed sub-advisory arrangement the Fund would receive services of the same scope and quality as are currently provided.

  o The Board concluded that the fee to be paid by the Adviser to the Sub-Adviser, which would be paid by the Adviser out of its advisory fee paid by the Fund pursuant to the Advisory Agreement, was reasonable in relation to the services to be provided.

  o The Board recognized that economies of scale may be realized as the assets of the Fund increase and determined to evaluate economies of scale as the Fund's assets increase.

The Board determined that approval of the Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

SPARX Japan Fund

BOARD CONSIDERATION OF
SUB-INVESTMENT ADVISORY AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (CONT.)

INVESTMENT ADVISORY AGREEMENT

At a meeting held on September 19, 2005, the Board, including all of the Independent Trustees, met in person and unanimously approved the continuation of the Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. Portions of the presentation and discussions relevant to the Advisory Agreement were shortened somewhat by reference to relevant information and discussions at the June Meeting. Representatives of the Adviser confirmed to the Board that there had been no significant changes in referenced information, and the Board confirmed its understanding of the application of this information.

SERVICES PROVIDED

The Adviser's representatives presented information to the Board about the nature, extent and quality of services that the Adviser provides the Fund, and outlined the global structure of the SPARX organization as discussed at the June Meeting and at previous meetings. The Trustees considered that the Adviser provides oversight of day-to-day operations, including administration and assistance in meeting legal and regulatory requirements. The Trustees also considered the Adviser's extensive administrative and compliance infrastructure, as well as the Adviser's supervisory activities over the Sub-Adviser.

COMPARATIVE PERFORMANCE AND FEES AND EXPENSES

The Trustees reviewed and placed significant emphasis on the relative performance and advisory fees and expense information and referred to the June Lipper Report as discussed at the June Meeting. The Trustees noted the Fund's continued superior relative and absolute performance.

The Trustees also discussed the Fund's advisory fee and current expense ratio. The Adviser's representatives noted that the Fund's advisory fee is competitive within its Lipper comparison group and that, in order to maintain such competitiveness, the Adviser is continuing to provide fee waivers and expense reimbursements through the fiscal year ending October 31, 2006, to the extent the aggregate expenses of the Fund exceed 1.50% and 1.25% of the value of the Fund's Investor Shares' and Institutional Shares' average daily net assets, respectively.

The Trustees considered and evaluated the historical performance and expense ratio of the Fund. The Trustees agreed with the characterization by the representatives of the Adviser that the fees charged were reasonable in light of the services provided by the Adviser and the Fund's performance.

The Trustees also considered funds and accounts advised by the Adviser with similar investment objectives, policies and strategies ("Adviser Similar Accounts") as the Fund. The Trustees discussed the fee paid to the Adviser compared to the fees paid to the Adviser by Adviser Similar Accounts. The Trustees reviewed the nature of the Adviser Similar Accounts and the differences, from the

SPARX Japan Fund

BOARD CONSIDERATION OF
SUB-INVESTMENT ADVISORY AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (CONT.)

Adviser's perspective, in management of the different types of Adviser Similar Accounts as compared to management of the Fund. The Trustees considered the relevance of the fee information provided for Adviser Similar Accounts managed by the Adviser to evaluate the appropriateness and reasonableness of the Fund's advisory fees. The Board recognized that any differences in fees paid by Adviser Similar Accounts was consistent with the differences in the services provided. The Board determined that the Fund's advisory fee rate is not unreasonable given the Fund's overall performance and generally superior service levels provided.

PROFITABILITY AND ECONOMIES OF SCALE

The presentation to the Board by the Adviser's representatives included information concerning the costs to and profits realized by the Adviser and its affiliates resulting from the Advisory Agreement. The Adviser's representatives stated that neither the Adviser nor its affiliates currently receive any significant indirect benefits from managing the Fund. The Trustees also considered potential benefits to the Adviser from acting as investment adviser to the Fund. It was noted that the Adviser does not obtain soft dollar research. It also was noted that the Adviser currently did not make any profit from its management of the Fund, and that the Adviser is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services. In addition, the Adviser's representatives reminded the Board of the fee waivers and expense reimbursements in place through October 31, 2006. Because of the Fund's asset size and because the Adviser had not realized profits from its management of the Fund, it was agreed that there were no economies of scale to consider at this time.

CONCLUSIONS AND DETERMINATIONS

The Independent Trustees considered the services provided by the Adviser, including its supervisory activities over the Sub-Adviser. The Independent Trustees also considered the discussion of the Fund's performance, advisory fee and expense ratios. The Independent Trustees also referenced discussions of benefits to the Adviser and its affiliates resulting from the Advisory Agreement.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to approval of the continuance of the Fund's Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  o The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

  o The Board was satisfied with the Fund's performance.

  o The Board concluded that the fee paid to the Adviser was reasonable in light of comparative performance and expense and advisory fee information and benefits derived or to be derived by the Adviser from its relationship with the Fund.

SPARX Japan Fund

BOARD CONSIDERATION OF
SUB-INVESTMENT ADVISORY AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (CONT.)

  o The Board recognized that economies of scale may be realized as the assets of the Fund increase and the Adviser realizes profitability and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

RESULTS OF THE SHAREHOLDER MEETING (UNAUDITED)

A special meeting of the shareholders of the Fund was held on August 19, 2005.

The matters voted on by the shareholders of record as of July 22, 2005 and results of the vote at the shareholder meeting held on August 19, 2005 were as follows:

With respect to the proposal to approve the Sub-Advisory Agreement:

        For        Against      Abstain
     ---------    ---------    ---------
      539,638        --           --

OTHER TAX INFORMATION (UNAUDITED)

The Fund intends to designate the maximum amount allowable as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Fund designates $185,149 of income derived from foreign sources and $12,960 of foreign taxes paid for the year ended October 31, 2005.

SPARX Japan Fund

TRUSTEE AND OFFICER INFORMATION
(Unaudited)


INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------
                    Current position(s) held   Principal occupation       Other directorships
Name/Age/Address          with the Fund      during the past five years          held
-------------------------------------------------------------------------------------------------
Jack R. Thompson         Chairman of the         Private investor          The Russell Fund
DOB: 3/21/49           Board (Trustee since      since April 2003.      Complex (an investment
360 Madison Avenue       September 2003)          From May 1999 to         company complex
New York, NY 10017                             April 2003, President    comprised of 39 funds)
                                                and Trustee of all
                                               investment companies
                                                  managed and/or
                                              distributed by Berger
                                               Financial Group LLC.
-------------------------------------------------------------------------------------------------
Alice Kane                Trustee since       General Counsel, Zurich       Guess?, Inc.
DOB: 1/16/48               April 2005          North America since            (clothing
360 Madison Avenue                              November 2005. From         manufacturer);
New York, NY 10017                           September 2004 to August    Corinthian Colleges,
                                          2005, Chair and Chief Executive     Inc. (post-
                                            Officer, Q-Cubed Advisors.   secondary education)
                                                From October 2002
                                               to April 2004, Chair
                                              and Founder, Blaylock
                                                Asset Management,
                                              and investment banker,
                                                Blaylock Partners.
-------------------------------------------------------------------------------------------------
Robert Straniere          Trustee since        Counsel, Fischer and       Reich & Tang Fund
DOB: 3/28/41                April 2005           Fischer Law Firm         Group (an investment
360 Madison Avenue                              since 1995. Owner,         company complex
New York, NY 10017                            The Straniere Law Firm    comprised of 16 funds);
                                                 since 1989. From         Weiss Peck & Greer
                                               1981 to 2004, Member,        Fund Group (an
                                              New York State Assembly.    investment company
                                                                           complex comprised
                                                                            of four funds)
-------------------------------------------------------------------------------------------------


SPARX Japan Fund

TRUSTEE AND OFFICER INFORMATION
(CONT.) (Unaudited)


INTERESTED TRUSTEE* AND OFFICERS
-------------------------------------------------------------------------------------------------
                    Current position(s) held   Principal occupation       Other directorships
Name/Age/Address          with the Fund     during the past five years           held
-------------------------------------------------------------------------------------------------
Takashi Tsuchiya*        Trustee since         Managing Director of              None
DOB: 10/21/58            September 2004      the Adviser and Director
360 Madison Avenue        and President       of SPARX International
New York, NY 10017       since June 2005     Ltd. and SPARX Overseas
                                             Ltd. Prior to joining the
                                               Adviser in February
                                               2004, Senior Client
                                             Service Manager at J.P.
                                                Morgan Investment
                                              Management, Inc. since
                                                1992 in both Tokyo
                                                   and New York.
-------------------------------------------------------------------------------------------------
Eugene L. Podsiadlo**    Executive Vice        Associated with the               None
DOB: 2/9/57            President (Officer      Adviser since August
360 Madison Avenue     since August 2003)    2003. Managing Partner,
New York, NY 10017                            Financial Foundry, LLC
                                              since April 2002. From
                                             2002 to 2005, registered
                                                principal with UMB
                                              Distribution Services,
                                                  LLC. From 2001
                                            to 2005, Consultant and/or
                                           Director, Wasatch Advisors,
                                             Inc. From 1994 to 2001,
                                                Managing Director,
                                              Warburg Pincus/Credit
                                             Suisse Asset Management
                                              and President, Warburg
                                                   Pincus Funds.


SPARX Japan Fund

TRUSTEE AND OFFICER INFORMATION
(CONT.) (Unaudited)

INTERESTED TRUSTEE* AND OFFICERS (CONT.)
-------------------------------------------------------------------------------------------------
                    Current position(s) held   Principal occupation       Other directorships
Name/Age/Address          with the Fund     during the past five years           held
-------------------------------------------------------------------------------------------------
Erik Kleinbeck**        Treasurer (August     Managing Director and              None
DOB: 8/18/70           2003) and Secretary   Treasurer of the Adviser
360 Madison Avenue       (December 2004)         (employed by the
New York, NY 10017                             Adviser since 2003).
                                               From 2002 to 2003,
                                              Vice President, Client
                                                Portfolio Manager,
                                            Japan Equities for Credit
                                             Suisse Asset Management
                                             LLC. From 2000 to 2002,
                                             Vice President, Business
                                               Development, Warburg
                                             Pincus Asset Management
                                                   (Japan), Inc.
-------------------------------------------------------------------------------------------------
James W. Cox**          Chief Compliance        SPARX Group General              None
DOB: 5/4/53             Officer (October         Counsel (employed
360 Madison Avenue           2004)              by SPARX companies
New York, NY 10017                                 since 2001).
                                               Outside Legal Counsel
                                                  to SPARX Japan
                                                    since 1989.
-------------------------------------------------------------------------------------------------

   Each Trustee and Officer serves an indefinite term renewed annually, until the election of a successor. The Trust is not part of a fund complex or group, and, accordingly, the Trustees do not serve on the board of any other registered investment companies in a complex or group with the Trust.

** Effective January 1, 2006, the Board of Trustees has elected Erik Kleinbeck as Executive Vice President, Hoi Fong as Treasurer and Kevin T. Medina as Chief Compliance Officer, and the persons currently holding these positions will no longer serve in these capacities. Mr. Fong (DOB 7/18/71) is Vice President and Assistant Treasurer of the Adviser (employed by the Adviser since 2004). From 2003 to 2004, Mr. Fong was a Senior Accountant at Whippoorwill Associates, and from 2000 to 2003 he was a Senior Portfolio Administrator at Credit Suisse First Boston. Mr. Medina (DOB 3/3/71) serves as Vice President and Chief Compliance Officer of the Adviser (employed by the Adviser since 2004). From 2002 to 2004, he was a Senior Compliance Analyst for Allianz Dresdner Asset Management and, from 1999 to 2002, Assistant Vice President, Zurich Scudder Investments, Inc. The address for Mr. Fong and Mr. Medina is 360 Madison Avenue, New York, NY 10017.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

               Not authorized for distribution unless accompanied
                      or preceded by a current prospectus.

                      THE SPARX JAPAN FUND IS DISTRIBUTED
                       BY UMB DISTRIBUTION SERVICES, LLC.

Item 2 - Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is attached hereto as Exhibit (a)(1).

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item of Form N-CSR.

(d) The registrant has, during the period covered by this report, not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of this item of Form N-CSR.


(e) Not applicable.


(f) See attached Exhibit (a)(1).


Item 3 - Audit Committee Financial Expert.


(a)(1) The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.


(a)(2) Mr. Jack R. Thompson is the audit committee financial expert. Mr. Thompson is "independent" as defined in this item of Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $23,000 for the fiscal year ended October 31, 2004, including fees associated with the initial seed money audit, annual audit and filings of the registrant Form N-1A and Form N-SAR. Audit fees totaled $31,400 for the fiscal year ended October 31, 2005, for services rendered for the annual audit and filings of the Fund's Form N-1A and Form N-SAR.

(b)      Audit-Related Fees. None.


(c) Tax Fees. Fees for tax services to the registrant, consisting of review of the U.S. Federal income tax return, New York State and New York City income tax returns and the excise tax return, preparation of, certain other required tax returns and tax advice totaled approximately $10,100 and $5,500 for the fiscal years ended October 31, 2004 and October 31, 2005, respectively.


(d)      All Other Fees. None.


(e) (1) Services are specifically pre-approved by the Audit Committee of the registrant's Board of Trustees or a designated member of the Audit Committee prior to engagement.

      (2) During 2004 and 2005, all of the audit and non-audit services provided by the registrant's principal accountant were pre-approved as described in item 4(e)(1) above.


(f) None.

(g) None.

(h) Not applicable.


Item 5 - Audit Committee of Listed Registrants.


            Not applicable.


Item 6 - Schedule of Investments.


            Not applicable.



Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.


            Not applicable.


Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.


            Not applicable.


Item 10 - Submission of Matters to a Vote of Security Holders.


            Not applicable.


Item 11 - Controls and Procedures

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") are effective, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits


(a) (1) Code of Ethics.

(a)(2) Certifications of principal executive and principal financial officers required pursuant to Rule 30a-2(a) under the 1940 Act.

(a)(3) Not Applicable.

(b) Certification required pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPARX Funds Trust


By:  /s/  Takashi Tsuchiya
     ----------------------------
         Takashi Tsuchiya
         President

Date:     December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Takashi Tsuchiya
     ----------------------------
         Takashi Tsuchiya
         President

Date:    December 29, 2005


By:      /s/ Erik C. Kleinbeck
     ----------------------------
         Erik C. Kleinbeck
         Treasurer


Date: December 29, 2005